UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    July 25, 2001

GENERAL MAGIC, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-25374	77-0250147

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 NORTH MARY AVENUE, SUNNYVALE, CALIFORNIA 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 774-4000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On July 25, 2001, General Magic, Inc., the Registrant, issued a press release announcing its second quarter 2001 financial results and additional information regarding the Company’s operations. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)	EXHIBITS.

Exhibit No.	Description

99.1	Press release of the Registrant, dated July 25, 2001, announcing operating results for the second quarter ended June 30, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Magic, Inc.

July 30, 2001	By:	/s/ Mary E. Doyle

Mary E. Doyle General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Registrant, dated July 25, 2001, announcing operating results for the second quarter ended June 30, 2001.